Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2022	2023	2024	2025
Year ended December 31:
Total fee revenue	$9,606	$9,480	$10,156	$10,980
Net interest income	2,544	2,759	2,923	2,960
Other income	(2)	(294)	(79)	4
Total revenue	12,148	11,945	13,000	13,944
Provision for credit losses	20	46	75	59
Total expenses	8,801	9,583	9,530	10,154
Income before income tax expense	3,327	2,316	3,395	3,731
Income tax expense	553	372	708	786
Net income	2,774	1,944	2,687	2,945
Net income available to common shareholders	$2,660	$1,821	$2,483	$2,717
Per common share:
Diluted earnings per common share	$7.19	$5.58	$8.21	$9.40
Average diluted common shares outstanding (in thousands)	370,109	326,568	302,226	289,019
Cash dividends declared per common share	$2.40	$2.64	$2.90	$3.20
Closing price per share of common stock (at year end)	77.57	77.46	98.15	129.01
Average balance sheet:
Investment securities	$111,929	$105,765	$104,784	$110,586
Total assets	286,430	274,696	311,723	343,505
Total deposits	222,874	205,111	225,611	253,002
Ratios and other metrics:
Return on average common equity	11.1%	8.2%	11.1%	11.5%
Return on average tangible common equity(1)	17.4	13.3	17.9	17.9
Pre-tax margin	27.4	19.4	26.1	26.8
Pre-tax margin, excluding notable items(2)	28.4	26.4	27.6	29.2
Net interest margin, fully taxable-equivalent basis	1.03	1.20	1.10	1.00
Common equity tier 1 ratio(3)(4)	13.6	11.6	10.9	11.6
Tier 1 capital ratio(3)(4)	15.4	13.4	13.2	14.4
Total capital ratio(3)(4)	16.8	15.2	14.8	16.1
Tier 1 leverage ratio(3)	6.0	5.5	5.2	5.5
Supplementary leverage ratio(3)	7.0	6.2	6.2	6.5
Assets under custody and/or administration (in trillions)	$36.74	$41.81	$46.56	$53.80
Assets under management (in trillions)	3.48	4.13	4.72	5.67

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2025	2026	YTD2026 vs. YTD2025

Fee revenue:
Servicing fees	$1,275	$1,304	$1,357	$1,388	$1,409	$1,468	12.6%	4.2%	$2,579	$2,877	11.6%
Management fees(1)	587	600	664	717	724	772	28.7	6.6	1,187	1,496	26.0
Foreign exchange trading services(1)	337	393	364	350	435	494	25.7	13.6	730	929	27.3
Securities finance	114	126	138	127	116	150	19.0	29.3	240	266	10.8
Software services(1)	158	169	167	163	169	166	(1.8)	(1.8)	327	335	2.4
Other fee revenue(1)	99	127	139	117	107	138	8.7	29.0	226	245	8.4
Total fee revenue	2,570	2,719	2,829	2,862	2,960	3,188	17.2	7.7	5,289	6,148	16.2
Net interest income:
Interest income	2,922	3,055	2,918	2,749	2,651	2,843	(6.9)	7.2	5,977	5,494	(8.1)
Interest expense	2,208	2,326	2,203	1,947	1,816	1,983	(14.7)	9.2	4,534	3,799	(16.2)
Net interest income	714	729	715	802	835	860	18.0	3.0	1,443	1,695	17.5
Other income:
Gains from sales of available-for-sale securities, net	—	—	1	3	1	—	nm	nm	—	1	nm
Total other income	—	—	1	3	1	—	nm	nm	—	1	nm
Total revenue	3,284	3,448	3,545	3,667	3,796	4,048	17.4	6.6	6,732	7,844	16.5
Provision for credit losses	12	30	9	8	16	—	nm	nm	42	16	(61.9)
Expenses:
Compensation and employee benefits	1,262	1,280	1,162	1,331	1,441	1,292	0.9	(10.3)	2,542	2,733	7.5
Information systems and communications	497	523	517	557	637	589	12.6	(7.5)	1,020	1,226	20.2
Transaction processing services	258	260	276	256	283	280	7.7	(1.1)	518	563	8.7
Occupancy	103	105	106	173	101	96	(8.6)	(5.0)	208	197	(5.3)
Other	330	361	373	424	349	402	11.4	15.2	691	751	8.7
Total expenses	2,450	2,529	2,434	2,741	2,811	2,659	5.1	(5.4)	4,979	5,470	9.9
Income before income tax expense	822	889	1,102	918	969	1,389	56.2	43.3	1,711	2,358	37.8
Income tax expense	178	196	241	171	205	305	55.6	48.8	374	510	36.4
Net income	$644	$693	$861	$747	$764	$1,084	56.4	41.9	$1,337	$1,848	38.2
Adjustments to net income:
Dividends on preferred stock	$(46)	$(63)	$(58)	$(59)	$(58)	$(58)	7.9%	—%	$(109)	$(116)	(6.4)
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	—	nm	(1)	(1)	—
Net income available to common shareholders	$597	$630	$802	$688	$705	$1,026	62.9	45.5	$1,227	$1,731	41.1

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25		2Q26 vs. 1Q26		2025	2026	YTD2026 vs. YTD2025
Per common share:
Basic earnings	$2.07	$2.20	$2.83	$2.46	$2.53	$3.71	68.6%		46.6%		$4.27	$6.24	46.1%
Diluted earnings	2.04	2.17	2.78	2.42	2.49	3.65	68.2		46.6		4.21	6.14	45.8
Average common shares outstanding (in thousands):
Basic	288,562	286,281	283,434	280,008	278,434	276,150	(3.5)		(0.8)		287,415	277,286	(3.5)
Diluted	292,716	290,490	288,163	284,806	282,874	281,062	(3.2)		(0.6)		291,596	281,963	(3.3)
Cash dividends declared per common share	$0.76	$0.76	$0.84	$0.84	$0.84	$0.84	10.5		—		$1.52	$1.68	10.5
Closing price per share of common stock (as of quarter end)	89.53	106.34	116.01	129.01	126.56	169.60	59.5		34.0		106.34	169.60	59.5
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33	$89.95	8.2		3.0		$83.16	$89.95	8.2
Tangible book value per common share(2)	51.23	53.56	55.57	56.13	56.59	59.23	10.6		4.7		53.56	59.23	10.6
Balance sheet averages:
Investment securities	$110,070	$112,083	$111,821	$108,376	$107,157	$108,630	(3.1)		1.4		$111,082	$107,897	(2.9)
Total assets	337,291	353,779	340,480	342,448	351,714	366,821	3.7		4.3		345,580	359,309	4.0
Total deposits	243,036	260,745	254,509	253,585	258,081	270,345	3.7		4.8		251,938	264,247	4.9
Ratios and other metrics:
Effective tax rate	21.7%	22.0%	21.9%	18.6%	21.2%	21.9%	(0.1)%	pts	0.7%	pts	21.9%	21.6%	(0.3)%	pts
Return on average common equity	10.6	10.8	13.4	11.3	11.6	16.7	5.9		5.1		10.7	14.2	3.5
Return on average tangible common equity(3)	16.4	16.7	20.9	17.5	17.6	25.5	8.8		7.9		16.6	21.6	5.0
Pre-tax margin	25.0	25.8	31.1	25.0	25.5	34.3	8.5		8.8		25.4	30.1	4.7
Pre-tax margin, excluding notable items(4)	25.0	29.6	31.1	30.7	29.0	34.3	4.7		5.3		27.4	31.7	4.3
Net interest margin, fully taxable-equivalent basis	1.00	0.96	0.96	1.10	1.16	1.13	0.2		—		0.98	1.14	0.2
Common equity tier 1 ratio(5)(6)	11.0	10.7	11.3	11.6	10.6	10.8	0.1		0.2		10.7	10.8	0.1
Tier 1 capital ratio(5)(6)	13.8	13.3	13.9	14.4	13.1	13.2	(0.1)		0.1		13.3	13.2	(0.1)
Total capital ratio(5)(6)	15.3	14.8	15.5	16.1	14.5	14.5	(0.3)		—		14.8	14.5	(0.3)
Tier 1 leverage ratio(5)	5.5	5.3	5.6	5.5	5.4	5.3	—		(0.1)		5.3	5.3	—
Supplementary leverage ratio(5)	6.5	6.3	6.4	6.5	6.3	6.2	(0.1)		(0.1)		6.3	6.2	(0.1)
Assets under custody and/or administration (in billions)	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	18.1%		6.1%		$49,000	$57,858	18.1%
Assets under management (in billions)	4,665	5,117	5,446	5,665	5,620	6,278	22.7		11.7		5,117	6,278	22.7
Average securities on loan(7)	358,869	386,730	404,378	411,166	431,100	478,343	23.7		11.0		372,877	454,852	22.0

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending-related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(4) Excluding notable items is a non-GAAP presentation; refer to Reconciliations of non-GAAP Financial Information pages for details.
(5) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of June 30, 2026 are estimates.
(6) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(7) End-of-period securities on loan were $376,269 million, $387,070 million, $397,730 million and $394,277 million at March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively, and $431,805 million and $426,290 million at March 31, 2026 and June 30, 2026, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of						% Change
(Dollars in millions, except per share amounts)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	2Q26 vs. 2Q25	2Q26 vs. 1Q26
Assets:
Cash and due from banks	$4,658	$4,020	$4,756	$4,433	$6,518	$4,290	6.7%	(34.2)%
Interest-bearing deposits with banks, net	119,464	118,835	122,642	126,930	123,574	145,223	22.2	17.5
Securities purchased under resale agreements	7,971	8,275	7,730	6,812	8,187	9,035	9.2	10.4
Trading account assets	743	791	884	827	842	856	8.2	1.7
Investment securities:
Investment securities available-for-sale, net	67,444	70,603	69,443	67,154	71,645	72,297	2.4	0.9
Investment securities held-to-maturity, net(1)	45,505	43,286	40,934	38,171	36,732	35,290	(18.5)	(3.9)
Total investment securities	112,949	113,889	110,377	105,325	108,377	107,587	(5.5)	(0.7)
Loans	44,685	47,279	46,660	46,782	49,190	52,062	10.1	5.8
Allowance for credit losses on loans(2)	176	179	190	193	168	161	(10.1)	(4.2)
Loans, net	44,509	47,100	46,470	46,589	49,022	51,901	10.2	5.9
Premises and equipment, net(3)	2,784	2,942	3,080	3,174	3,313	3,854	31.0	16.3
Accrued interest and fees receivable	4,280	4,589	4,476	4,395	4,708	4,867	6.1	3.4
Goodwill	7,763	7,918	7,916	8,159	8,121	8,106	2.4	(0.2)
Other intangible assets	1,046	1,014	958	935	872	816	(19.5)	(6.4)
Other assets	66,526	67,344	61,781	58,468	78,631	81,846	21.5	4.1
Total assets	$372,693	$376,717	$371,070	$366,047	$392,165	$418,381	11.1	6.7
Liabilities:
Deposits:
Non-interest-bearing	$32,265	$34,569	$34,395	$35,267	$39,643	$46,489	34.5	17.3
Interest-bearing - U.S.	168,362	169,444	169,013	168,079	174,723	191,759	13.2	9.8
Interest-bearing - Non-U.S.	71,429	79,011	76,591	71,004	78,975	81,299	2.9	2.9
Total deposits(4)	272,056	283,024	279,999	274,350	293,341	319,547	12.9	8.9
Securities sold under repurchase agreements	3,524	2,377	206	841	969	395	(83.4)	(59.2)
Other short-term borrowings	11,849	9,844	9,825	3,821	3,981	4,372	(55.6)	9.8
Accrued expenses and other liabilities	33,726	28,254	28,710	34,051	40,899	40,095	41.9	(2.0)
Long-term debt	24,846	25,911	24,688	25,143	25,233	25,704	(0.8)	1.9
Total liabilities	346,001	349,410	343,428	338,206	364,423	390,113	11.6	7.0
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Series I, 15,000 shares issued and outstanding	1,481	1,481	1,481	1,481	1,481	1,481	—	—
Series J, 8,500 shares issued and outstanding	842	842	842	842	842	842	—	—
Series K, 7,500 shares issued and outstanding	743	743	743	743	743	743	—	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	—	—
Surplus	10,693	10,698	10,704	10,705	10,701	10,710	0.1	0.1
Retained earnings	29,959	30,373	30,938	31,392	31,864	32,660	7.5	2.5
Accumulated other comprehensive income (loss)	(1,792)	(1,321)	(1,172)	(1,043)	(1,282)	(1,178)	10.8	8.1
Treasury stock, at cost(7)	(16,231)	(16,506)	(16,891)	(17,276)	(17,604)	(17,987)	(9.0)	(2.2)
Total shareholders' equity	26,692	27,307	27,642	27,841	27,742	28,268	3.5	1.9
Total liabilities and equity	$372,693	$376,717	$371,070	$366,047	$392,165	$418,381	11.1	6.7

(1) Fair value of investment securities held-to-maturity	$40,424	$38,485	$36,654	$34,166	$32,560	$31,104
(2) Total allowance for credit losses including off-balance sheet commitments	186	192	201	203	179	175
(3) Accumulated depreciation for premises and equipment	6,635	6,824	6,979	7,046	7,170	7,273
(4) Average total deposits	243,036	260,745	254,509	253,585	258,081	270,345
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	288,676,229	285,561,974	282,217,819	279,077,907	276,924,993	274,702,550
(7) Treasury stock shares	215,203,413	218,317,668	221,661,823	224,801,735	226,954,649	229,177,092

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters												% Change
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26		2Q26 vs. 2Q25	2Q26 vs. 1Q26
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$92,780	3.36%	$98,321	3.23%	$88,130	3.03%	$94,987	2.83%	$100,363	2.81%	$103,683	2.89%	5.5%	3.3%
Securities purchased under resale agreements(2)	7,716	8.66	9,169	7.83	8,643	7.82	7,398	8.47	8,051	7.65	8,129	7.43	(11.3)	1.0
Trading account assets	756	0.15	791	0.06	806	0.90	872	0.65	837	0.71	845	0.80	6.8	1.0
Investment securities:
Investment securities available-for-sale, net	63,428	4.57	67,718	4.45	69,898	4.43	68,858	4.32	69,862	4.04	72,810	4.06	7.5	4.2
Investment securities held-to-maturity, net	46,642	2.07	44,365	2.11	41,923	2.15	39,518	2.19	37,295	2.22	35,820	2.24	(19.3)	(4.0)
Total investment securities	110,070	3.51	112,083	3.52	111,821	3.58	108,376	3.55	107,157	3.41	108,630	3.46	(3.1)	1.4
Loans(3)	43,730	5.17	45,277	5.08	46,500	4.98	47,599	4.77	48,588	4.53	50,081	4.64	10.6	3.1
Other interest-earning assets	34,464	5.49	39,007	5.38	39,557	4.92	29,999	5.00	28,118	5.00	34,038	5.00	(12.7)	21.1
Total interest-earning assets	289,516	4.09	304,648	4.02	295,457	3.92	289,231	3.77	293,114	3.67	305,406	3.73	0.2	4.2
Cash and due from banks	4,516		4,058		4,336		3,633		3,912		3,984		(1.8)	1.8
Other non-interest-earning assets	43,259		45,073		40,687		49,584		54,688		57,431		27.4	5.0
Total assets	$337,291		$353,779		$340,480		$342,448		$351,714		$366,821		3.7	4.3
Liabilities:
Interest-bearing deposits:
U.S.	$154,462	3.54%	$159,770	3.50%	$157,132	3.49%	$153,865	3.13%	$154,634	2.91%	$161,741	2.91%	1.2%	4.6%
Non-U.S.	63,677	1.38	76,807	1.55	73,428	1.49	73,577	1.34	73,962	1.34	79,103	1.52	3.0	7.0
Total interest-bearing deposits(4)	218,139	2.91	236,577	2.87	230,560	2.86	227,442	2.55	228,596	2.40	240,844	2.45	1.8	5.4
Securities sold under repurchase agreements	4,530	4.54	3,160	4.42	1,002	3.44	161	1.90	272	2.84	256	2.23	(91.9)	(5.9)
Other short-term borrowings	11,848	4.64	10,179	4.51	10,069	4.88	6,320	3.81	3,857	4.05	4,179	3.78	(58.9)	8.3
Long-term debt	23,742	5.00	25,864	4.98	25,273	4.93	25,126	4.77	25,256	4.53	25,912	4.57	0.2	2.6
Other interest-bearing liabilities	5,471	11.76	3,543	18.35	3,445	11.39	3,678	13.27	4,310	12.82	5,383	12.90	51.9	24.9
Total interest-bearing liabilities	263,730	3.40	279,323	3.34	270,349	3.23	262,727	2.94	262,291	2.81	276,574	2.88	(1.0)	5.4
Non-interest-bearing deposits(5)	24,897		24,168		23,949		26,143		29,485		29,501		22.1	0.1
Other non-interest-bearing liabilities	22,554		23,232		18,850		25,851		31,823		32,605		40.3	2.5
Preferred shareholders' equity	3,263		3,560		3,560		3,560		3,560		3,560		—	—
Common shareholders' equity	22,847		23,496		23,772		24,167		24,555		24,581		4.6	0.1
Total liabilities and shareholders' equity	$337,291		$353,779		$340,480		$342,448		$351,714		$366,821		3.7	4.3

Total deposits	$243,036		$260,745		$254,509		$253,585		$258,081		$270,345		3.7	4.8

Excess of rate earned over rate paid		0.70%		0.68%		0.69%		0.83%		0.86%		0.86%
Net interest margin		1.00%		0.96%		0.96%		1.10%		1.16%		1.13%
Net interest income, fully taxable-equivalent basis		$714		$729		$716		$802		$835		$860
Tax-equivalent adjustment		—		—		(1)		—		—		—
Net interest income, GAAP-basis(4)		$714		$729		$715		$802		$835		$860

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $232 billion, $253 billion, $251 billion and $234 billion in the first, second, third and fourth quarters of 2025, respectively, and approximately $228 billion and $216 billion in the first and second quarters of 2026, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.28%, 0.27%, 0.26% and 0.26% in the first, second, third and fourth quarters of 2025, respectively, and approximately 0.26% and 0.27% in the first and second quarters of 2026, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $43,562 million, $45,113 million, $46,321 million and $47,411 million in the first, second, third and fourth quarters of 2025, respectively and approximately $48,421 million and $49,916 million in the first and second quarters of 2026, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($83) million, ($42) million, ($31) million and ($39) million in the first, second, third and fourth quarters of 2025, respectively, and approximately ($29) million and ($4) million in the first and second quarters of 2026, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 3.07%, 2.94%, 2.91%, and 2.62% in the first, second, third and fourth quarters of 2025, respectively, and approximately 2.45% and 2.46% in the first and second quarters of 2026, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2025 and 2026, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2025		2026		YTD2026 vs YTD2025
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$95,565	3.29%	$102,032	2.85%	6.8%
Securities purchased under resale agreements(2)	8,447	8.21	8,091	7.54	(4.2)
Trading account assets	773	0.11	841	0.76	8.8
Investment securities:
Investment securities available-for-sale, net	65,585	4.50	71,344	4.05	8.8
Investment securities held-to-maturity, net	45,497	2.09	36,553	2.23	(19.7)
Total investment securities	111,082	3.52	107,897	3.43	(2.9)
Loans(3)	44,508	5.12	49,339	4.59	10.9
Other interest-earning assets	36,748	5.43	31,094	5.00	(15.4)
Total interest-earning assets	297,123	4.06	299,294	3.70	0.7
Cash and due from banks	4,286		3,948		(7.9)
Other non-interest-earning assets	44,171		56,067		26.9
Total assets	$345,580		$359,309		4.0
Liabilities:
Interest-bearing deposits:
U.S.	$157,130	3.52	$158,207	2.91	0.7
Non-U.S.	70,278	1.48	76,547	1.43	8.9
Total interest-bearing deposits(4)	227,408	2.89	234,754	2.43	3.2
Securities sold under repurchase agreements	3,841	4.49	264	2.54	(93.1)
Other short-term borrowings	11,009	4.58	4,019	3.91	(63.5)
Long-term debt	24,809	4.99	25,586	4.55	3.1
Other interest-bearing liabilities	4,503	14.37	4,849	12.86	7.7
Total interest-bearing liabilities	271,570	3.37	269,472	2.84	(0.8)
Non-interest-bearing deposits(5)	24,530		29,493		20.2
Other non-interest-bearing liabilities	22,894		32,216		40.7
Preferred shareholders' equity	3,411		3,560		4.4
Common shareholders' equity	23,175		24,568		6.0
Total liabilities and shareholders' equity	$345,580		$359,309		4.0

Total deposits	$251,938		$264,247		4.9

Excess of rate earned over rate paid		0.69%		0.86%
Net interest margin		0.98%		1.14%
Net interest income, fully taxable-equivalent basis		$1,443		$1,695
Tax-equivalent adjustment		—		—
Net interest income, GAAP-basis(4)		$1,443		$1,695

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $243 billion and $222 billion as of June 30, 2025 and 2026, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.28% and 0.27% for the six months ended June 30, 2025 and 2026, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of June 30, 2025 and 2026 was approximately $44,342 million and $49,173 million, respectively
(4) Average rates include the impact of FX swap cost of approximately ($125) million and ($33) million for the six months ended June 30, 2025 and 2026, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 3.00% and 2.46% for the six months ended June 30, 2025 and 2026, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	2Q26
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$51,295	3.76%	$30,113	1.99%	$6,529	3.66%	$15,746	1.44%	$103,683	2.89%
Total investment securities	84,248	3.57	9,950	1.73	7,427	4.24	7,005	3.75	108,630	3.46
Loans	41,315	4.78	6,735	3.63	1,353	4.66	678	6.33	50,081	4.64
Total other interest-earning assets(2)	39,788	5.46	92	(2.26)	36	(2.86)	3,096	4.66	43,012	5.38
Total interest-earning assets	$216,646	4.20	$46,890	2.16	$15,345	4.02	$26,525	2.56	$305,406	3.73

Total interest-bearing deposits(3)(4)	$159,900	3.11	$40,799	1.12	$11,886	1.71	$28,259	0.98	$240,844	2.45

Central Bank Rate(5)		3.75		2.05		3.75

	1Q26
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$48,444	3.74%	$27,712	1.99%	$6,188	3.77%	$18,019	1.25%	$100,363	2.81%
Total investment securities	84,397	3.42	9,285	2.41	6,673	4.13	6,802	3.88	107,157	3.41
Loans	39,988	5.01	6,824	1.63	1,221	4.98	555	4.76	48,588	4.53
Total other interest-earning assets(2)	33,825	5.61	163	1.14	94	2.23	2,924	4.36	37,006	5.48
Total interest-earning assets	$206,654	4.18	$43,984	2.03	$14,176	4.06	$28,300	2.29	$293,114	3.67

Total interest-bearing deposits(3)(4)	$153,794	3.10	$37,805	1.12	$11,536	1.74	$25,461	0.39	$228,596	2.40

Central Bank Rate(5)		3.75		2.00		3.75

	2Q25
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$43,978	4.53%	$30,178	2.19%	$6,417	4.32%	$17,748	1.39%	$98,321	3.23%
Total investment securities	91,562	3.50	8,427	2.54	6,289	4.50	5,805	4.24	112,083	3.52
Loans	36,459	5.19	6,873	4.31	1,309	6.22	636	5.02	45,277	5.08
Total other interest-earning assets(2)	44,091	5.99	999	1.55	329	3.42	3,548	4.21	48,967	5.76
Total interest-earning assets	$216,090	4.51	$46,477	2.55	$14,344	4.56	$27,737	2.43	$304,648	4.02

Total interest-bearing deposits(3)(4)	$157,056	3.75	$41,656	1.32	$12,465	1.95	$25,400	0.43	$236,577	2.87

Central Bank Rate(5)		4.50		2.22		4.35

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$41.3	4.29%	$42.6	4.15%	$42.8	4.08%	$42.1	3.96%	$42.7	3.70%	$45.0	3.73%
U.S. Treasury direct obligations	26.5	4.48	26.4	4.43	25.5	4.37	24.4	4.19	24.0	3.91	25.2	3.92
Non-U.S. sovereign, supranational and non-U.S. agency	14.8	3.96	16.2	3.70	17.3	3.66	17.7	3.65	18.7	3.44	19.8	3.49
Asset-backed securities	7.8	5.09	8.5	4.75	8.7	4.58	8.2	4.47	8.0	3.99	8.3	4.08
Mortgage-backed securities	7.0	5.06	9.2	5.09	11.3	5.33	12.2	5.16	13.6	4.85	14.2	4.88
CMBS	4.3	4.86	4.2	4.74	3.9	4.80	3.3	4.73	2.7	4.21	2.4	4.08
Other	3.0	5.16	3.2	5.14	3.2	5.12	3.1	5.02	2.9	5.15	2.9	5.19
Total available-for-sale portfolio	$63.4	4.57	$67.7	4.45	$69.9	4.43	$68.9	4.32	$69.9	4.04	$72.8	4.06

	Quarters
	1Q25		2Q25		3Q25		4Q25		1Q26		2Q26
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$8.6	0.75%	$7.2	0.78%	$5.6	0.83%	$4.4	0.88%	$2.7	1.02%	$2.1	1.11%
U.S. Treasury direct obligations	5.0	0.66	3.9	0.67	2.4	0.67	1.6	0.69	0.4	0.70	0.3	0.79
Non-U.S. sovereign, supranational and non-U.S. agency	3.6	0.89	3.3	0.92	3.2	0.95	2.8	0.99	2.3	1.08	1.8	1.16
Asset-backed securities	2.4	5.32	2.4	5.17	2.4	5.21	2.3	5.17	2.2	4.55	2.1	4.65
Mortgage-backed securities	30.5	2.22	29.7	2.21	28.8	2.20	27.8	2.22	27.3	2.22	26.6	2.21
CMBS	5.2	1.88	5.1	1.89	5.1	1.89	5.0	1.88	5.1	1.85	5.0	1.85
Total held-to-maturity portfolio	$46.7	2.07	$44.4	2.11	$41.9	2.15	$39.5	2.19	$37.3	2.22	$35.8	2.24

Total investment securities	$110.1	3.51	$112.1	3.52	$111.8	3.58	$108.4	3.55	$107.2	3.41	$108.6	3.46

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	56%	25%	13%	4%	—%	—%	2%	$44.1	61.0%	$13	94% / 6%
U.S. Treasury direct obligations	100		—	—	—	—	—	24.5	55.6	29	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	56	29	10	1	1	3	19.6	44.4	(16)	85% / 15%
Asset-backed securities	—	95	5	—	—	—	—	8.5	11.7	7	0% / 100%
Mortgage-backed securities	100	—	—	—	—	—	—	14.6	20.2	27	45% / 55%
CMBS	100	—	—	—	—	—	—	2.3	3.2	(12)	9% / 91%
Other	—	5	25	64	6	—	—	2.8	3.9	21	63% / 37%
Total available-for-sale portfolio	57%	27%	10%	5%	—%	—%	1%	$72.3	100.0%	$56	69% / 31%

Fair Value	$41.4	$19.2	$6.9	$3.7	$0.3	$0.2	$0.6

	Ratings
	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	15%	26%	49%	10%	—%	—%	—%	$1.9	5.4%	$(27)	100% / 0%
U.S. Treasury direct obligations	100	—	—	—	—	—	—	0.3	15.8	(2)	98% / 2%
Non-U.S. sovereign, supranational and non-U.S. agency	—	30	58	12	—	—	—	1.6	84.2	(25)	100% / 0%
Asset-backed securities	—	—	93	5	—	2	—	2.0	5.7	(17)	5% / 95%
Mortgage-backed securities	100	—	—	—	—	—	—	26.4	74.7	(3,687)	100% / 0%
CMBS	100	—	—	—	—	—	—	5.0	14.2	(455)	98% / 2%
Total held-to-maturity portfolio	90%	1%	8%	1%	—%	—%	—%	$35.3	100.0%	$(4,186)	94% / 6%

Amortized Cost	$31.7	$0.5	$2.8	$0.3	$—	$—	$—

Total Investment Securities(3)								$107.6			77% / 23%

(1) At June 30, 2026, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $40 million, after-tax unrealized loss on securities held-to-maturity of $2,962 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $228 million.

(2) At June 30, 2026, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $1.18 billion or 1.10% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of June 30, 2026, approximately 86% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters						% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26
Allowance for credit losses:
Beginning balance	$183	$186	$192	$201	$203	$179	(3.8)%	(11.8)%
Provision for credit losses (funded commitments)	11	27	11	9	15	(3)	nm	nm
Provision for credit losses (unfunded commitments)	1	2	(1)	(3)	1	3	50.0	nm
Provision for credit losses (all other)	—	1	(1)	2	—	—	nm	nm
Total provision	12	30	9	8	16	—	nm	nm
Charge-offs	(9)	(24)	—	(6)	(40)	(4)	nm	nm
Ending balance(1)	$186	$192	$201	$203	$179	$175	(8.9)	(2.2)

Allowance for credit losses:
Loans	$176	$179	$190	$193	$168	$161	(10.1)	(4.2)
Unfunded (off-balance sheet) commitments	9	11	10	8	10	13	18.2	30.0
All other	1	2	1	2	1	1	(50.0)	—
Ending balance(1)	$186	$192	$201	$203	$179	$175	(8.9)	(2.2)

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,430	$16,728	$17,795	$17,997	$18,338	$20,055	19.9%	9.4%
Mutual funds	12,143	12,641	13,209	13,518	13,309	14,353	13.5	7.8
Pension products	9,377	9,679	10,321	10,452	10,912	11,219	15.9	2.8
Insurance and other products	9,783	9,952	10,339	11,833	11,956	12,231	22.9	2.3
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	18.1	6.1
By Asset Class:
Equities	$27,508	$29,311	$31,124	$31,879	$32,243	$34,670	18.3	7.5
Fixed-Income	11,900	12,122	12,874	13,830	14,030	14,160	16.8	0.9
Short-term and other investments(2)	7,325	7,567	7,666	8,091	8,242	9,028	19.3	9.5
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	18.1	6.1
By Geographic Location(3):
Americas	$33,340	$35,028	$36,698	$37,422	$37,265	$40,040	14.3	7.4
Europe/Middle East/Africa	10,303	10,803	11,570	12,918	13,563	14,002	29.6	3.2
Asia-Pacific	3,090	3,169	3,396	3,460	3,687	3,816	20.4	3.5
Total Assets Under Custody and/or Administration	$46,733	$49,000	$51,664	$53,800	$54,515	$57,858	18.1	6.1
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$13,335	$14,487	$15,478	$15,619	$15,874	$17,424	20.3	9.8
Mutual funds	9,725	10,060	10,506	10,762	10,598	11,351	12.8	7.1
Pension products	7,731	7,975	8,371	8,487	8,875	9,137	14.6	3.0
Insurance and other products	3,046	3,026	3,144	3,484	3,537	3,661	21.0	3.5
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	$41,573	16.9	6.9
By Geographic Location(3):
Americas	$25,407	$26,705	$28,058	$28,462	$28,398	$30,667	14.8	8.0
Europe/Middle East/Africa	5,861	6,215	6,606	6,968	7,360	7,629	22.8	3.7
Asia-Pacific	2,569	2,628	2,835	2,922	3,126	3,277	24.7	4.8
Total Assets Under Custody	$33,837	$35,548	$37,499	$38,352	$38,884	$41,573	16.9	6.9

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26
Assets Under Management by Category(1)
By Asset Class:
Equity	$2,901	$3,218	$3,465	$3,589	$3,496	$4,051	25.9%	15.9%
Fixed-income	633	700	720	734	756	776	10.9	2.6
Cash(2)	518	525	540	570	581	621	18.3	6.9
Multi-asset	390	449	477	501	503	567	26.3	12.7
Alternative investments(3)	223	225	244	271	284	263	16.9	(7.4)
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	22.7	11.7

By Geography(4):
Americas	$3,431	$3,713	$3,982	$4,155	$4,108	$4,573	23.2	11.3
Europe/Middle East/Africa	690	771	806	841	845	956	24.0	13.1
Asia-Pacific	544	633	658	669	667	749	18.3	12.3
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	22.7	11.7

By Vehicle:
ETF	$1,554	$1,690	$1,848	$1,951	$1,940	$2,204	30.4	13.6
Separately managed accounts	1,776	1,985	2,074	2,127	2,120	2,340	17.9	10.4
Other commingled funds	1,335	1,442	1,524	1,587	1,560	1,734	20.2	11.2
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	22.7	11.7

By Strategy:
Index strategies and solutions:
ETFs	$1,541	$1,677	$1,834	$1,936	$1,926	$2,188	30.5	13.6
Other index	2,424	2,737	2,896	2,986	2,938	3,279	19.8	11.6
Total index strategies and solutions	3,965	4,414	4,730	4,922	4,864	5,467	23.9	12.4
Active, alternatives and other	182	178	176	173	175	190	6.7	8.6
Cash(2)	518	525	540	570	581	621	18.3	6.9
Total	$4,665	$5,117	$5,446	$5,665	$5,620	$6,278	22.7	11.7

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT (Continued)

	Quarters
(Dollars in billions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Net asset flows by category(1)
By Asset Class:
Equity	$(37)	$14	$5	$28	$2	$60
Fixed-income	2	51	13	11	28	12
Cash(2)	1	(1)	10	24	8	35
Multi-asset	13	25	6	12	12	13
Alternative investments(3)	8	(7)	(8)	10	(1)	(6)
Total flows, net	$(13)	$82	$26	$85	$49	$114

By Geography(4):
Americas	$4	$29	$36	$75	$10	$75
Europe/Middle East/Africa	(29)	18	—	10	29	18
Asia-Pacific	12	35	(10)	—	10	21
Total flows, net	$(13)	$82	$26	$85	$49	$114

By Vehicle:
ETF	$1	$15	$37	$51	$25	$68
Separately managed accounts	(7)	50	(20)	4	30	9
Other commingled funds	(7)	17	9	30	(6)	37
Total flows, net	$(13)	$82	$26	$85	$49	$114

By Strategy:
Index strategies and solutions:
ETFs	$—	$15	$38	$51	$25	$66
Other index	(12)	81	(7)	14	13	15
Total index strategies and solutions	(12)	96	31	65	38	81
Active, alternatives and other	(2)	(13)	(15)	(4)	3	(2)
Cash(2)	1	(1)	10	24	8	35
Total flows, net	$(13)	$82	$26	$85	$49	$114

(1) Our AUM disclosures have been updated to more closely reflect the investment strategies and capabilities within the Investment Management business. AUM disclosures are now organized around Index; Active, Alternatives and Other Strategies; and Cash. We have retained the supplemental views of AUM, including, but not limited to, views by asset class and by geography.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(4) Geographic mix is based on client location or fund management location.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	2Q25	1Q26	2Q26		2Q26 vs. 2Q25	2Q26 vs. 1Q26		2Q25		1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26		2Q25	1Q26		2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26
Servicing fees	$1,304	$1,409	$1,468		12.6%	4.2%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,304	$1,409	$1,468	12.6%	4.2%
Management fees(2)	—	—	—		—	—		600		724	772	28.7	6.6		—	—		—	—	—	600	724	772	28.7	6.6
Foreign exchange trading services(2)	390	432	491		25.9	13.7		—		3	3	—	—		3	—		—	nm	—	393	435	494	25.7	13.6
Securities finance	119	110	140		17.6	27.3		7		6	10	42.9	66.7		—	—		—	—	—	126	116	150	19.0	29.3
Software services(2)	193	169	166		(14.0)	(1.8)		—		—	—	—	—		(24)	—		—	nm	—	169	169	166	(1.8)	(1.8)
Other fee revenue(2)	112	102	117		4.5	14.7		15		5	21	40.0	nm		—	—		—	—	—	127	107	138	8.7	29.0
Total fee revenue	2,118	2,222	2,382		12.5	7.2		622		738	806	29.6	9.2		(21)	—		—	nm	—	2,719	2,960	3,188	17.2	7.7
Net interest income	726	832	860		18.5	3.4		3		3	—	nm	nm		—	—		—	—	—	729	835	860	18.0	3.0
Total other income	—	1	—		nm	nm		—		—	—	—	—		—	—		—	—	—	—	1	—	nm	nm
Total revenue	2,844	3,055	3,242		14.0	6.1		625		741	806	29.0	8.8		(21)	—		—	nm	—	3,448	3,796	4,048	17.4	6.6
Provision for credit losses	30	16	—		nm	nm		—		—	—	—	—		—	—		—	—	—	30	16	—	nm	nm
Total expenses	1,995	2,189	2,162		8.4	(1.2)		417		492	497	19.2	1.0		117	130		—	nm	nm	2,529	2,811	2,659	5.1	(5.4)
Income before income tax expense	$819	$850	$1,080		31.9	27.1		$208		$249	$309	48.6	24.1		$(138)	$(130)		$—	nm	nm	$889	$969	$1,389	56.2	43.3
Pre-tax margin	28.8%	27.8%	33.3%		4.5%	5.5%	pts	33.3%		33.6%	38.3%	5.0%	4.7%	pts							25.8%	25.5%	34.3%	8.5%	8.8%	pts

	Six Months Ended June 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2025	2026	YTD2026 vs. YTD2025		2025	2026		YTD2026 vs. YTD2025		2025	2026	YTD2026 vs. YTD2025	2025		2026	YTD2026 vs. YTD2025
Servicing fees	$2,579	$2,877	11.6%		$—	$—		—%		$—	$—	—%	$2,579		$2,877	11.6%
Management fees(2)	—	—	—		1,187	1,496		26.0		—	—	—	1,187		1,496	26.0
Foreign exchange trading services(2)	727	923	27.0		—	6		—		3	—	nm	730		929	27.3
Securities finance	227	250	10.1		13	16		23.1		—	—	—	240		266	10.8
Software services(2)	351	335	(4.6)		—	—		—		(24)	—	nm	327		335	2.4
Other fee revenue(2)	213	219	2.8		13	26		nm		—	—	nm	226		245	8.4
Total fee revenue	4,097	4,604	12.4		1,213	1,544		27.3		(21)	—	nm	5,289		6,148	16.2
Net interest income	1,435	1,692	17.9		8	3		(62.5)		—	—	—	1,443		1,695	17.5
Total other income	—	1	nm		—	—		—		—	—	nm	—		1	nm
Total revenue	5,532	6,297	13.8		1,221	1,547		26.7		(21)	—	nm	6,732		7,844	16.5
Provision for credit losses	42	16	(61.9)		—	—		—		—	—	—	42		16	(61.9)
Total expenses	4,014	4,351	8.4		848	989		16.6		117	130	11.1	4,979		5,470	9.9
Income before income tax expense	$1,476	$1,930	30.8		$373	$558		49.6		$(138)	$(130)	(5.8)	$1,711		$2,358	37.8
Pre-tax margin	26.7%	30.6%	3.9%	pts	30.5%	36.1%		5.6%	pts				25.4%		30.1%	4.7%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
(2) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)						Basel III Standardized Approach(2)
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Ratios and Supporting Calculations:
Common equity tier 1 capital	$14,362	$14,791	$15,156	$14,812	$14,798	$15,425	$14,362	$14,791	$15,156	$14,812	$14,798	$15,425
Total risk-weighted assets	114,274	118,652	115,731	114,357	118,311	116,501	130,208	137,677	134,168	127,263	139,811	143,353
Common equity tier 1 risk-based capital ratio	12.6%	12.5%	13.1%	13.0%	12.5%	13.2%	11.0%	10.7%	11.3%	11.6%	10.6%	10.8%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984
Tier 1 risk-based capital ratio	15.7%	15.5%	16.2%	16.1%	15.5%	16.3%	13.8%	13.3%	13.9%	14.4%	13.1%	13.2%

Total capital	$19,799	$20,226	$20,608	$20,261	$20,085	$20,697	$19,978	$20,418	$20,792	$20,446	$20,234	$20,850
Total risk-based capital ratio	17.3%	17.0%	17.8%	17.7%	17.0%	17.8%	15.3%	14.8%	15.5%	16.1%	14.5%	14.5%

Tier 1 capital	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984	$17,921	$18,350	$18,715	$18,371	$18,357	$18,984
Adjusted average assets (Tier 1)(3)	328,520	344,822	331,553	332,978	342,329	357,537	328,520	344,822	331,553	332,978	342,329	357,537
Tier 1 leverage ratio	5.5%	5.3%	5.6%	5.5%	5.4%	5.3%	5.5%	5.3%	5.6%	5.5%	5.4%	5.3%

On-and off-balance sheet leverage exposure	$286,035	$300,585	$300,388	$294,138	$299,379	$315,898	$286,035	$300,585	$300,388	$294,138	$299,379	$315,898
Less: regulatory deductions	(8,771)	(8,957)	(8,927)	(9,470)	(9,385)	(9,284)	(8,771)	(8,957)	(8,927)	(9,470)	(9,385)	(9,284)
Leverage exposure (SLR)	277,264	291,628	291,461	284,668	289,994	306,614	277,264	291,628	291,461	284,668	289,994	306,614
Supplementary leverage ratio(4)	6.5%	6.3%	6.4%	6.5%	6.3%	6.2%	6.5%	6.3%	6.4%	6.5%	6.3%	6.2%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of June 30, 2026 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of June 30, 2026 are estimates.

(3) Adjusted average assets (Tier 1) is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 0.5% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provide context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Tangible common equity - period end:
Total shareholders' equity	$26,692	$27,307	$27,642	$27,841	$27,742	$28,268
Less:
Preferred stock	3,559	3,559	3,559	3,559	3,559	3,559
Common shareholders' equity	23,133	23,748	24,083	24,282	24,183	24,709
Less:
Goodwill	7,763	7,918	7,916	8,159	8,121	8,106
Other intangible assets	1,046	1,014	958	935	872	816
Plus:
Related deferred tax liabilities	465	479	473	478	480	484
Tangible common shareholders' equity - Non-GAAP	$14,789	$15,295	$15,682	$15,666	$15,670	$16,271

Total common shares outstanding - period end (in thousands)	288,676	285,562	282,218	279,078	276,925	274,703
Book value per common share	$80.13	$83.16	$85.33	$87.01	$87.33	$89.95
Tangible book value per common share - Non-GAAP	51.23	53.56	55.57	56.13	56.59	59.23

	Quarters						Year-to-Date
(Dollars in millions, except where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2025	2026
Tangible common equity - average:
Average common shareholders' equity	$22,847	$23,496	$23,772	$24,167	$24,555	$24,581	$23,175	$24,568
Less:
Average goodwill	7,717	7,854	7,906	7,971	8,154	8,143	7,786	8,148
Average other intangible assets	1,065	1,029	982	962	902	844	1,047	873
Plus:
Related deferred tax liabilities	462	472	476	475	479	482	467	480
Average tangible common shareholders' equity - Non-GAAP	$14,527	$15,085	$15,360	$15,709	$15,978	$16,076	$14,809	$16,027

Net income available to common shareholders	$597	$630	$802	$688	$705	$1,026	$1,227	$1,731
Net income available to common shareholders, excluding notable items(1)	597	733	802	845	803	1,026	1,330	1,829

Return on average tangible common equity - Non-GAAP(2)	16.4%	16.7%	20.9%	17.5%	17.6%	25.5%	16.6%	21.6%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)	16.4	19.4	20.9	21.5	20.1	25.5	18.0	22.8

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.
	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25		2Q26 vs. 1Q26		2025	2026	YTD2026 vs. YTD2025
Fee Revenue:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	$3,188	17.2%		7.7%		$5,289	$6,148	16.2%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—	nm		—		(3)	—	nm
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	nm		—		24	—	nm
Total fee revenue, excluding notable items	$2,570	$2,740	$2,829	$2,862	$2,960	$3,188	16.4		7.7		$5,310	$6,148	15.8

Total Revenue:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	$4,048	17.4%		6.6%		$6,732	$7,844	16.5%
Less: Notable items:
Foreign exchange trading services(1)	—	(3)	—	—	—	—	nm		—		(3)	—	nm
Client rescoping (revenue impact)(2)	—	24	—	—	—	—	nm		—		24	—	nm
Total revenue, excluding notable items	$3,284	$3,469	$3,545	$3,667	$3,796	$4,048	16.7		6.6		$6,753	$7,844	16.2

Expenses:
Total expenses, GAAP-basis	$2,450	$2,529	$2,434	$2,741	$2,811	$2,659	5.1%		(5.4)%		$4,979	$5,470	9.9%
Less: Notable items:
Repositioning charges(3)	—	(100)	—	(226)	(89)	—	nm		nm		(100)	(89)	(11.0)
Client rescoping (expense impact)(2)	—	(18)	—	—	(41)	—	nm		nm		(18)	(41)	nm
Other notable items(4)	—	1	—	20	—	—	nm		nm		1	—	nm
Total expenses, excluding notable items	2,450	2,412	2,434	2,535	2,681	2,659	10.2		(0.8)		4,862	5,340	9.8
Seasonal expenses	(155)	—	—	—	(169)	—	—		nm		(155)	(169)	9.0
Total expenses, excluding notable items and seasonal expenses	$2,295	$2,412	$2,434	$2,535	$2,512	$2,659	10.2		5.9		$4,707	$5,171	9.9

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,570	$2,719	$2,829	$2,862	$2,960	$3,188	17.25%		7.70%		$5,289	$6,148	16.24%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	2,659	5.14		(5.41)		4,979	5,470	9.86
Fee operating leverage, GAAP-basis(5)							1,211	bps	1,311	bps			638	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,570	$2,740	$2,829	$2,862	$2,960	$3,188	16.35%		7.70%		$5,310	$6,148	15.78%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	2,659	10.24		(0.82)		4,862	5,340	9.83
Fee operating leverage, excluding notable items(6)							611	bps	852	bps			595	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,284	$3,448	$3,545	$3,667	$3,796	$4,048	17.40%		6.64%		$6,732	$7,844	16.52%
Total expenses, GAAP-basis	2,450	2,529	2,434	2,741	2,811	2,659	5.14		(5.41)		4,979	5,470	9.86
Operating leverage, GAAP-basis(7)							1,226	bps	1,205	bps			666	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,284	$3,469	$3,545	$3,667	$3,796	$4,048	16.69%		6.64%		$6,753	$7,844	16.16%
Total expenses, excluding notable items (as reconciled above)	2,450	2,412	2,434	2,535	2,681	2,659	10.24		(0.82)		4,862	5,340	9.83
Operating leverage, excluding notable items(8)							645	bps	746	bps			633	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2025	2026	YTD2026 vs. YTD2025

Income Before Income Tax Expense:
Income before income tax expense GAAP-basis	$822	$889	$1,102	$918	$969	$1,389	56.2%	43.3%	$1,711	$2,358	37.8%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—			(1)	—
Income before income tax expense, excluding notable items	$822	$1,027	$1,102	$1,124	$1,099	$1,389	35.2	26.4	$1,849	$2,488	34.6

Net Income:
Net Income GAAP-basis	$644	$693	$861	$747	$764	$1,084	56.4%	41.9%	$1,337	$1,848	38.2%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—			(1)	—
Tax impact of notable items	—	(35)	—	(49)	(32)	—			(35)	(32)
Net Income, excluding notable items	$644	$796	$861	$904	$862	$1,084	36.2	25.8	$1,440	$1,946	35.1

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$597	$630	$802	$688	$705	$1,026	62.9%	45.5%	$1,227	$1,731	41.1%
Less: Notable items
Foreign exchange trading services(1)	—	(3)	—	—	—	—			(3)	—
Client rescoping (revenue impact)(2)	—	24	—	—	—	—			24	—
Repositioning charges(3)	—	100	—	226	89	—			100	89
Client rescoping (expense impact)(2)	—	18	—	—	41	—			18	41
Other notable items(4)	—	(1)	—	(20)	—	—			(1)	—
Tax impact of notable items	—	(35)	—	(49)	(32)	—			(35)	(32)
Net Income Available to Common Shareholders, excluding notable items	$597	$733	$802	$845	$803	$1,026	40.0	27.8	$1,330	$1,829	37.5

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$2.04	$2.17	$2.78	$2.42	$2.49	$3.65	68.2%	46.6%	$4.21	$6.14	45.8%
Less: Notable items
Foreign exchange trading services(1)	—	(0.01)	—	—	—	—			(0.01)	—
Client rescoping (revenue impact)(2)	—	0.06	—	—	—	—			0.06	—
Repositioning charges(3)	—	0.26	—	0.60	0.24	—			0.26	0.24
Client rescoping (expense impact)(2)	—	0.05	—	—	0.11	—			0.05	0.11
Other notable items(4)	—	—	—	(0.05)	—	—			—	—
Diluted earnings per share, excluding notable items	$2.04	$2.53	$2.78	$2.97	$2.84	$3.65	44.3	28.5	$4.57	$6.49	42.0%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	2Q26 vs. 2Q25		2Q26 vs. 1Q26		2025	2026	YTD2026 vs. YTD2025
Pre-tax Margin:
Pre-tax margin, GAAP-basis(9)	25.0%	25.8%	31.1%	25.0%	25.5%	34.3%	8.5%	pts	8.8%	pts	25.4%	30.1%	4.7%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.7	—	—	—	—					0.3	—
Repositioning charges(3)	—	2.7	—	6.3	2.4	—					1.4	1.1
Client rescoping (expense impact)(2)	—	0.5	—	—	1.1	—					0.3	0.5
Other notable items(4)	—	—	—	(0.6)	—	—					—	—
Pre-tax margin, excluding notable items	25.0%	29.6%	31.1%	30.7%	29.0%	34.3%	4.7		5.3		27.4%	31.7%	4.3

Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.6%	10.8%	13.4%	11.3%	11.6%	16.7%	5.9%	pts	5.1%	pts	10.7%	14.2%	3.5%	pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.4	—	—	—	—					0.2	—
Repositioning charges(3)	—	1.7	—	3.7	1.5	—					0.8	0.8
Client rescoping (expense impact)(2)	—	0.3	—	—	0.7	—					0.2	0.3
Other notable items(4)	—	—	—	(0.3)	—	—					—	—
Tax impact of notable items	—	(0.6)	—	(0.8)	(0.5)	—					(0.3)	(0.3)
Return on average common equity, excluding notable items	10.6%	12.5%	13.4%	13.9%	13.3%	16.7%	4.2		3.4		11.6%	15.0%	3.4

Effective Tax Rate:
Effective tax rate, GAAP-basis	21.7%	22.0%	21.9%	18.6%	21.2%	21.9%	(0.1)%	pts	0.7%	pts	21.9%	21.6%	(0.3)%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—					—	—
Client rescoping (revenue impact)(2)	—	0.1	—	—	—	—					—	—
Repositioning charges(3)	—	0.4	—	1.1	0.3	—					0.2	0.1
Client rescoping (expense impact)(2)	—	—	—	—	0.1	—					—	0.1
Other notable items(4)	—	—	—	(0.1)	—	—					—	—
Effective tax rate, excluding notable items	21.7%	22.5%	21.9%	19.6%	21.6%	21.9%	(0.6)		0.3		22.1%	21.8%	(0.3)

(1) Amounts in 2025 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Client rescoping of $41 million in the first quarter of 2026 reflected in information systems and communications. Amount in 2025 related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in front office software and data revenue and $18 million is reflected in information systems and communications expenses.

(3) Repositioning charges of $89 million in the first quarter of 2026 represents a $79 million charge reflected in compensation and employee benefits primarily from workforce rationalization and a $1 million charge reflected in occupancy costs associated with real estate footprint optimization. Additional repositioning charges include $9 million of operating model changes reflected in information systems and communications. Amounts in the fourth quarter of 2025 include a charge of $111 million, reflected in compensation and employee benefits primarily from workforce rationalization, a $69 million charge reflected in occupancy costs associated with real estate footprint optimization and additional repositioning charges (net) include operating model changes of $24 million and $22 million reflected in information systems and communications and other expenses, respectively. The amount in the second quarter of 2025 includes a charge of $100 million, reflected in compensation and employee benefits primarily from workforce rationalization.

(4) Amount in the fourth quarter of 2025 includes an FDIC special assessment release of $60 million and legal and related costs of $40 million reflected in other expenses and the amount in the second quarter of 2025 includes a subsequent true-up reflected in other expenses.

(5) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(6) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(7) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(8) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(9) GAAP- basis pre-tax margin for the first quarter of 2026 of 25.5% included seasonal incentive compensation and benefits expenses of $169 million as shown on page 18. Excluding seasonal expenses, pre-tax margin for the first quarter of 2026 was 30.0%.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF PRE-TAX MARGIN AND RETURN ON TANGIBLE COMMON EQUITY EXCLUDING NOTABLE ITEMS

(Dollars in millions, except where otherwise noted)	2022	2023	2024	2025
Total revenue:
Total revenue, GAAP-basis	$12,148	$11,945	$13,000	$13,944
Less: Fees revenue	(23)	—	(15)	(3)
Less: Total other income	—	—	(66)	—

Add: Client rescoping (revenue impact)	—	—	—	24
Add: (Gains) losses related to investment securities, net	—	294	81	—
Total revenue, excluding notable items	12,125	12,239	13,000	13,965

Provision for credit losses	20	46	75	59
Total expenses:
Total expenses, GAAP-basis	8,801	9,583	9,530	10,154
Less: Notable expense items:
Acquisition and restructuring costs	(65)	15	—	—
Deferred compensation expense acceleration	—	—	(79)	—
Repositioning (charges) / release	(70)	(203)	2	(326)
Client rescoping (expense impact)	—	—	—	(18)
Other notable items	—	(432)	(111)	21
Total expenses, excluding notable items	8,666	8,963	9,342	9,831
Income before income tax expense, excluding notable items	$3,439	$3,230	$3,583	$4,075

Income before income tax expense, GAAP-basis	$3,327	$2,316	$3,395	$3,731

Pre-tax margin, excluding notable items	28.4%	26.4%	27.6%	29.2%
Pre-tax margin, GAAP-basis	27.4	19.4	26.1	26.8

Tangible common equity - average:
Average common shareholders' equity	$23,910	$22,201	$22,339	$23,575
Less:
Average goodwill	7,481	7,536	7,721	7,863
Average other intangible assets	1,658	1,460	1,206	1,009
Plus:
Related deferred tax liabilities	493	492	462	472
Average tangible common shareholders' equity - Non-GAAP	$15,264	$13,697	$13,874	$15,175

Net income available to common shareholders	$2,660	$1,821	$2,483	$2,717
Net income available to common shareholders, excluding notable items	2,743	2,500	2,623	2,977

Return on average tangible common equity - Non-GAAP	17.4%	13.3%	17.9%	17.9%
Return on average tangible common equity, excluding notable items - Non-GAAP	18.0	18.3	18.9	19.6

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q25	1Q26	2Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26	2Q26 vs. 2Q25	2Q26 vs. 1Q26
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,304	$1,409	$1,468	$9	$(2)	$1,459	$1,470	11.9%	4.3%
Management fees(1)	600	724	772	1	—	771	772	28.5	6.6
Foreign exchange trading services(1)	393	435	494	—	—	494	494	25.7	13.6
Securities finance	126	116	150	—	—	150	150	19.0	29.3
Software services(1)	169	169	166	—	—	166	166	(1.8)	(1.8)
Other fee revenue(1)	127	107	138	—	—	138	138	8.7	29.0
Total fee revenue	2,719	2,960	3,188	10	(2)	3,178	3,190	16.9	7.8
Net interest income	729	835	860	4	(1)	856	861	17.4	3.1
Total other income	—	1	—	—	—	—	—	nm	nm
Total revenue	$3,448	$3,796	$4,048	$14	$(3)	$4,034	$4,051	17.0	6.7

Expenses:
Compensation and employee benefits	$1,280	$1,441	$1,292	$2	$(4)	$1,290	$1,296	0.8	(10.1)
Information systems and communications	523	637	589	1	—	588	589	12.4	(7.5)
Transaction processing services	260	283	280	1	—	279	280	7.3	(1.1)
Occupancy	105	101	96	—	—	96	96	(8.6)	(5.0)
Other	361	349	402	1	(1)	401	403	11.1	15.5
Total expenses	$2,529	$2,811	$2,659	$5	$(5)	$2,654	$2,664	4.9	(5.2)

Total expenses, excluding notable items - Non-GAAP	$2,412	$2,681	$2,659	$5	$(5)	$2,654	$2,664	10.0	(0.6)
Total non-compensation expenses, excluding notable items - Non-GAAP(2)	1,232	1,319	1,367	3	(1)	1,364	1,368	10.7	3.7

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2025	2026	YTD2026 vs. YTD2025	2026	YTD2026 vs. YTD2025
GAAP-Basis Results:
Fee revenue:
Servicing fees	$2,579	$2,877	$44	$2,833	9.8%
Management fees(1)	1,187	1,496	5	1,491	25.6
Foreign exchange trading services(1)	730	929	—	929	27.3
Securities finance	240	266	—	266	10.8
Software services(1)	327	335	2	333	1.8
Other fee revenue(1)	226	245	—	245	8.4
Total fee revenue	5,289	6,148	51	6,097	15.3
Net interest income	1,443	1,695	26	1,669	15.7
Total other income	—	1	—	1	nm
Total revenue	$6,732	$7,844	$77	$7,767	15.4

Expenses:
Compensation and employee benefits	$2,542	$2,733	$35	$2,698	6.1
Information systems and communications	1,020	1,226	4	1,222	19.8
Transaction processing services	518	563	4	559	7.9
Occupancy	208	197	2	195	(6.3)
Other	691	751	10	741	7.2
Total expenses	$4,979	$5,470	$55	$5,415	8.8

Total expenses, excluding notable items - Non-GAAP	$4,862	$5,340	$55	$5,285	8.7
Total non-compensation expenses, excluding notable items - Non-GAAP(2)	2,420	2,686	20	2,666	10.2

(1) In the first quarter of 2026, revenue related to distribution and marketing activities was reclassified from foreign exchange trading services to management fees. Additionally, lending related and other fees, previously recognized within software and processing fees, was reclassified to other fee revenue, and the software and processing fees caption has been changed to software services. Prior-period amounts have been reclassified to conform to the current presentation. These reclassifications had no impact on total fee revenue, total revenue or net income, on either a consolidated or line of business basis.

(2) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,292 million in the second quarter of 2026, $1,362 million in the first quarter of 2026 and $1,180 million in the second quarter of 2025.

nm Denotes not meaningful